Exhibit 99.3

Supplemental Operating and Financial Data
Third Quarter and Nine Months Ended September 30, 2018

Q3 2018 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 33 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 34 through 41.

Q3 2018 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Recreation, Education and Other specialty investments.

ENTERTAINMENT

- MEGAPLEX THEATRES
- ENTERTAINMENT RETAIL CENTERS
- FAMILY ENTERTAINMENT CENTERS

RECREATION

- GOLF ENTERTAINMENT COMPLEXES
- SKI AREAS
- ATTRACTIONS
- OTHER RECREATION

EDUCATION

- PUBLIC CHARTER SCHOOLS
- PRIVATE SCHOOLS
- EARLY CHILDHOOD EDUCATION

COMPANY STRATEGY
Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.
EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Recreation and Education. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

INFLECTION OPPORTUNITY - Renewal or restructuring in an industry’s properties
ENDURING VALUE - Real estate devoted to and improving long-lived activities
EXCELLENT EXECUTION - Market-dominant performance that creates value beyond tenant credit
ATTRACTIVE ECONOMICS - Accretive initial returns along with growth in yield
ADVANTAGEOUS POSITION - Sustainable competitive advantages

Q3 2018 Supplemental	Page 4

INVESTOR INFORMATION

SENIOR MANAGEMENT

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Craig Evans	Mike Hirons
Senior Vice President, General Counsel and Secretary	Senior Vice President - Strategy and Asset Management

Tonya Mater
Vice President and Chief Accounting Officer

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
STOCK EXCHANGE LISTING	EPR-PrG
New York Stock Exchange

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
FBR & Co.	David Corak	703-312-1610
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone/Nikita Bely	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	John Massocca	212-409-2056
Raymond James & Associates	Collin Mings	727-567-2585
RBC Capital Markets	Michael Carroll/Wes Golladay	440-715-2649
Stifel	Simon Yarmak	443-224-1345
SunTrust Robinson Humphrey	Ki Bin Kim	212-303-4124

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q3 2018 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
Operating Information:	2018	2017	2018	2017
Revenue	$176,409	$151,397	$534,244	$428,291
Net income available to common shareholders of EPR Properties	85,797	57,003	194,844	179,550
EBITDAre (1)	156,798	132,874	471,331	368,056
Adjusted EBITDA (1)	137,873	132,987	408,217	375,136
Interest expense, net	33,576	34,194	101,992	97,853
Recurring principal payments	—	192	—	3,044
Capitalized interest	2,697	2,492	7,235	7,833
Straight-lined rental revenue	3,079	2,357	7,013	11,417
Dividends declared on preferred shares	6,036	5,951	18,108	17,855
Dividends declared on common shares	80,288	75,137	240,827	215,882
General and administrative expense	11,424	12,070	36,724	33,787

	SEPTEMBER 30,
Balance Sheet Information:	2018	2017
Total assets	$6,114,070	$6,133,010
Accumulated depreciation	848,280	711,384
Total assets before accumulated depreciation (gross assets)	6,962,350	6,844,394
Cash and cash equivalents	74,153	11,412
Debt	2,954,962	2,987,925
Deferred financing costs, net	35,033	33,951
Net debt (1)	2,915,842	3,010,464
Equity	2,897,195	2,888,308
Common shares outstanding	74,337	73,665
Total market capitalization (using EOP closing price)	8,372,395	8,494,061
Net debt/total market capitalization	35%	35%
Net debt/gross assets	42%	44%
Net debt/Adjusted EBITDA (2)	5.3	5.7
Adjusted net debt/Annualized adjusted EBITDA (1)(3)(4)	5.3	5.4

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See pages 31 through 33 for definitions. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

Q3 2018 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017
Rental properties:
Entertainment	$2,875,959	$2,854,274	$2,812,120	$2,762,801	$2,696,125	$2,549,940
Recreation	1,502,639	1,476,759	1,452,087	1,420,690	1,361,445	1,320,216
Education	1,204,851	1,175,973	1,170,548	1,005,340	1,033,149	938,673
Other	156,786	156,786	156,786	156,734	156,659	156,420
Less: accumulated depreciation	(848,280)	(810,604)	(776,404)	(741,334)	(711,384)	(676,364)
Land held for development	31,076	31,076	33,693	33,692	33,674	33,672
Property under development	289,228	268,090	249,931	257,629	284,211	271,692
Mortgage notes receivable: (1)
Entertainment	23,327	23,321	31,061	31,105	39,679	36,418
Recreation	365,100	439,759	614,405	602,145	602,701	601,910
Education	184,273	178,348	174,371	337,499	329,991	303,271
Investment in direct financing leases, net	20,495	58,305	58,101	57,903	57,698	93,307
Investment in joint ventures	5,018	4,999	5,538	5,602	5,616	5,581
Cash and cash equivalents	74,153	3,017	24,514	41,917	11,412	70,872
Restricted cash	22,031	11,283	15,640	17,069	24,323	24,255
Accounts receivable, net	104,757	97,804	88,750	93,693	99,213	106,480
Other assets	102,657	135,034	127,725	109,008	108,498	102,543
Total assets	$6,114,070	$6,104,224	$6,238,866	$6,191,493	$6,133,010	$5,938,886

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$138,829	$122,359	$117,583	$136,929	$140,582	$142,526
Common dividends payable	26,761	26,765	26,755	25,203	25,046	25,044
Preferred dividends payable	6,036	6,036	6,036	4,982	5,951	5,952
Unearned rents and interest	90,287	79,121	81,461	68,227	85,198	71,098
Line of credit	—	30,000	570,000	210,000	170,000	—
Deferred financing costs, net	(35,033)	(36,020)	(28,558)	(32,852)	(33,951)	(34,086)
Other debt	2,989,995	2,989,995	2,589,995	2,851,679	2,851,876	2,827,006
Total liabilities	3,216,875	3,218,256	3,363,272	3,264,168	3,244,702	3,037,540
Equity:
Common stock and additional paid-in- capital	3,497,055	3,492,333	3,487,902	3,479,755	3,421,631	3,417,750
Preferred stock at par value	148	148	148	148	138	139
Treasury stock	(129,801)	(129,048)	(128,707)	(121,591)	(121,539)	(121,533)
Accumulated other comprehensive income	19,246	17,497	16,481	12,483	10,919	9,698
Distributions in excess of net income	(489,453)	(494,962)	(500,230)	(443,470)	(422,841)	(404,708)
Total equity	2,897,195	2,885,968	2,875,594	2,927,325	2,888,308	2,901,346
Total liabilities and equity	$6,114,070	$6,104,224	$6,238,866	$6,191,493	$6,133,010	$5,938,886

(1) Includes related accrued interest receivable.

Q3 2018 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017
Rental revenue:
Entertainment	$75,552	$74,640	$74,848	$74,383	$70,621	$69,403
Recreation	36,215	34,443	33,432	33,909	32,171	29,384
Education	26,851	25,649	22,385	12,862	21,479	22,333
Other	2,287	2,287	2,259	2,292	2,290	2,290
Mortgage and other financing income:
Entertainment	612	2,100	802	981	1,151	1,096
Recreation	29,678	57,540	13,705	13,590	14,140	13,104
Education (1)	4,849	5,562	6,907	9,106	9,023	8,868
Other income	365	646	630	577	522	1,304
Total revenue	$176,409	$202,867	$154,968	$147,700	$151,397	$147,782

Property operating expense	6,968	7,334	7,564	12,891	6,340	6,072
Other expense	118	—	—	242	—	—
General and administrative expense	11,424	12,976	12,324	9,596	12,070	10,660
Litigation settlement expense	—	2,090	—	—	—	—
Costs associated with loan refinancing or payoff	—	15	31,943	58	1,477	9
Gain on early extinguishment of debt	—	—	—	—	—	(977)
Interest expense, net	33,576	34,079	34,337	35,271	34,194	32,967
Transaction costs	1,101	405	609	135	113	218
Impairment charges	—	16,548	—	—	—	10,195
Depreciation and amortization	38,623	37,582	37,684	37,027	34,694	33,148
Income before equity in income in joint ventures and other items	84,599	91,838	30,507	52,480	62,509	55,490
Equity in income (loss) from joint ventures	20	(88)	51	(14)	35	59
Gain on sale of real estate	2,215	473	—	13,480	997	25,461
Gain on sale of investment in direct financing leases	5,514	—	—	—	—	—
Income tax expense	(515)	(642)	(1,020)	(383)	(587)	(475)
Net income	91,833	91,581	29,538	65,563	62,954	80,535
Preferred dividend requirements	(6,036)	(6,036)	(6,036)	(6,438)	(5,951)	(5,952)
Preferred share redemption costs	—	—	—	(4,457)	—	—
Net income available to common shareholders of EPR Properties	$85,797	$85,545	$23,502	$54,668	$57,003	$74,583

(1) Represents income from owned assets under direct financing leases and 14 mortgage notes receivable.

Q3 2018 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017
Net income available to common shareholders of EPR Properties	$85,797	$85,545	$23,502	$54,668	$57,003	$74,583
Gain on sale of real estate	(2,215)	(473)	—	(13,480)	(997)	(25,461)
Gain on sale of investment in direct financing leases	(5,514)	—	—	—	—	—
Impairment of rental properties	—	16,548	—	—	—	—
Impairment of direct financing leases - residual value portion (2)	—	—	—	—	—	2,897
Real estate depreciation and amortization	38,388	37,359	37,464	36,797	34,457	32,906
Allocated share of joint venture depreciation	54	58	58	55	55	54
FFO available to common shareholders of EPR Properties	$116,510	$139,037	$61,024	$78,040	$90,518	$84,979
FFO available to common shareholders of EPR Properties	$116,510	$139,037	$61,024	$78,040	$90,518	$84,979
Add: Preferred dividends for Series C preferred shares	1,940	1,940	—	1,940	1,941	1,941
Add: Preferred dividends for Series E preferred shares	1,939	—	—	1,940	—	—
Diluted FFO available to common shareholders of EPR Properties	$120,389	$140,977	$61,024	$81,920	$92,459	$86,920

FUNDS FROM OPERATIONS AS ADJUSTED (1):
FFO available to common shareholders of EPR Properties	$116,510	$139,037	$61,024	$78,040	$90,518	$84,979
Costs associated with loan refinancing or payoff	—	15	31,943	58	1,477	9
Transaction costs	1,101	405	609	135	113	218
Litigation settlement expense	—	2,090	—	—	—	—
Preferred share redemption costs	—	—	—	4,457	—	—
Termination fee included in gain on sale	1,864	—	—	13,275	954	3,900
Impairment of direct financing leases - allowance for lease loss portion (2)	—	—	—	—	—	7,298
Gain on early extinguishment of debt	—	—	—	—	—	(977)
Gain on insurance recovery (included in other income)	—	—	—	—	—	(606)
Deferred income tax expense (benefit)	92	235	428	(99)	227	50
FFO as adjusted available to common shareholders of EPR Properties	$119,567	$141,782	$94,004	$95,866	$93,289	$94,871

FFO as adjusted available to common shareholders of EPR Properties	$119,567	$141,782	$94,004	$95,866	$93,289	$94,871
Add: Preferred dividends for Series C preferred shares	1,940	1,940	1,940	1,940	1,941	1,941
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	1,940	—	—
Diluted FFO as adjusted available to common shareholders of EPR Properties	$123,446	$145,661	$97,883	$99,746	$95,230	$96,812
FFO per common share:
Basic	$1.57	$1.87	$0.82	$1.06	$1.23	$1.16
Diluted	1.54	1.84	0.82	1.06	1.22	1.15
FFO as adjusted per common share:
Basic	$1.61	$1.91	$1.27	$1.30	$1.27	$1.30
Diluted	1.58	1.87	1.26	1.29	1.26	1.29
Shares used for computation (in thousands):
Basic	74,345	74,329	74,146	73,774	73,663	73,159
Diluted	74,404	74,365	74,180	73,832	73,724	73,225
Effect of dilutive Series C preferred shares	2,122	2,110	2,098	2,083	2,072	2,063
Adjusted weighted-average shares outstanding-diluted Series C	76,526	76,475	76,278	75,915	75,796	75,288
Effect of dilutive Series E preferred shares	1,610	1,604	1,598	1,592	—	—
Adjusted weighted-average shares outstanding-diluted Series C and Series E	78,136	78,079	77,876	77,507	75,796	75,288
(1) See pages 31 through 33 for definitions.
(2) Impairment charges recognized during the three months ended June 30, 2017 total $10.2 million and related to our investment in direct financing leases, net, consisting of $2.9 million related to the residual value portion and $7.3 million related to the allowance for lease loss portion.

Q3 2018 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017

FFO available to common shareholders of EPR Properties	$116,510	$139,037	$61,024	$78,040	$90,518	$84,979
Adjustments:
Costs associated with loan refinancing or payoff	—	15	31,943	58	1,477	9
Transaction costs	1,101	405	609	135	113	218
Litigation settlement expense	—	2,090	—	—	—	—
Preferred share redemption costs	—	—	—	4,457	—	—
Termination fees included in gain on sale	1,864	—	—	13,275	954	3,900
Impairment of direct financing leases - allowance for lease loss portion	—	—	—	—	—	7,298
Gain on early extinguishment of debt	—	—	—	—	—	(977)
Gain on insurance recovery (included in other income)	—	—	—	—	—	(606)
Deferred income tax expense (benefit)	92	235	428	(99)	227	50
Non-real estate depreciation and amortization	235	223	220	230	237	242
Deferred financing fees amortization	1,470	1,439	1,398	1,588	1,598	1,525
Share-based compensation expense to management and trustees	3,687	3,817	3,791	3,576	3,605	3,503
Amortization of above/below market leases, net and tenant allowances	(55)	(55)	(417)	(66)	(55)	(31)
Maintenance capital expenditures (2)	(540)	(527)	(698)	(1,207)	(1,125)	(1,590)
Straight-lined rental revenue	(3,079)	(2,060)	(1,874)	7,085	(2,357)	(4,009)
Non-cash portion of mortgage and other financing income	(819)	(784)	(656)	(719)	(905)	(901)
AFFO available to common shareholders of EPR Properties	$120,466	$143,835	$95,768	$106,353	$94,287	$93,610

AFFO available to common shareholders of EPR Properties	$120,466	$143,835	$95,768	$106,353	$94,287	$93,610
Add: Preferred dividends for Series C preferred shares	1,940	1,940	1,940	1,940	1,941	1,941
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	1,940	—	—
Diluted AFFO available to common shareholders of EPR Properties	$124,345	$147,714	$99,647	$110,233	$96,228	$95,551

Weighted average diluted shares outstanding (in thousands)	74,404	74,365	74,180	73,832	73,724	73,225
Effect of dilutive Series C preferred shares	2,122	2,110	2,098	2,083	2,072	2,063
Effect of dilutive Series E preferred shares	1,610	1,604	1,598	1,592	—	—
Adjusted weighted-average shares outstanding-diluted	78,136	78,079	77,876	77,507	75,796	75,288

AFFO per diluted common share	$1.59	$1.89	$1.28	$1.42	$1.27	$1.27

Dividends declared per common share	$1.08	$1.08	$1.08	$1.02	$1.02	$1.02

AFFO payout ratio (3)	68%	57%	84%	72%	80%	80%

(1) See pages 31 through 33 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q3 2018 Supplemental	Page 10

CAPITAL STRUCTURE AS OF SEPTEMBER 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	BONDS/TERM LOAN/OTHER (1)	UNSECURED CREDIT FACILITY (2)	UNSECURED SENIOR NOTES	TOTAL	WEIGHTED AVG INTEREST RATE
YEAR
2018	$—	$—	$—	$—	—%
2019	—	—	—	—	—%
2020	—	—	—	—	—%
2021	—	—	—	—	—%
2022	—	—	350,000	350,000	5.75%
2023	400,000	—	275,000	675,000	3.78%
2024	—	—	148,000	148,000	4.35%
2025	—	—	300,000	300,000	4.50%
2026	—	—	642,000	642,000	4.69%
2027	—	—	450,000	450,000	4.50%
2028	—	—	400,000	400,000	4.95%
Thereafter	24,995	—	—	24,995	2.23%
Less: deferred financing costs, net	—	—	—	(35,033)	—%
	$424,995	$—	$2,565,000	$2,954,962	4.56%

		BALANCE	WEIGHTED AVG INTEREST RATE	WEIGHTED AVG MATURITY
Fixed rate secured debt		$—	—%	—
Fixed rate unsecured debt (1)		2,915,000	4.60%	6.85
Variable rate secured debt		24,995	2.23%	28.84
Variable rate unsecured debt		50,000	3.22%	4.41
Less: deferred financing costs, net		(35,033)	—%	—
Total		$2,954,962	4.56%	6.99

(1) Includes $350 million of term loan that has been fixed through interest rate swaps through February 7, 2022.
(2) Unsecured Revolving Credit Facility Summary:
		BALANCE		RATE
	COMMITMENT	AT 9/30/2018	MATURITY	AT 9/30/2018

	$1,000,000	$—	February 27, 2022	3.24%

Note: This facility has a seven-month extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature pursuant to which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.4 billion to $2.4 billion, in each case, subject to certain terms and conditions.

Q3 2018 Supplemental	Page 11

CAPITAL STRUCTURE AS OF SEPTEMBER 30, 2018 AND DECEMBER 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	September 30, 2018	December 31, 2017

Mortgage note payable, 6.19%, prepaid in full on January 2, 2018	$—	$11,684
Senior unsecured notes payable, 7.75%, prepaid in full on February 28, 2018	—	250,000
Unsecured revolving variable rate credit facility, LIBOR + 1.00%, due February 27, 2022	—	210,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Unsecured term loan payable, LIBOR + 1.10%, $350,000 fixed at 2.71% through April 5, 2019 and 3.15% from April 6, 2019 to February 7, 2022, due February 27, 2023	400,000	400,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.35%, due August 22, 2024	148,000	148,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	192,000	192,000
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	450,000
Senior unsecured notes payable, 4.95%, due April 15, 2028	400,000	—
Bonds payable, variable rate, due August 1, 2047	24,995	24,995
Less: deferred financing costs, net	(35,033)	(32,852)
Total debt	$2,954,962	$3,028,827

Q3 2018 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF SEPTEMBER 30, 2018

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

SUMMARY OF COVENANTS

The Company has outstanding public senior unsecured notes with fixed interest rates of 4.50%, 4.75%, 4.95%, 5.25% and 5.75%. Interest on these notes is paid semiannually. These public senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 4.75%, 4.95%, 5.25% and 5.75% public senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of September 30, 2018 and June 30, 2018 are:

		Actual	Actual
NOTE COVENANTS	Required	3rd Quarter 2018 (1)	2nd Quarter 2018 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	44%	44%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	—%	—%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	4.4x	5.2x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	223%	218%

(1) See page 14 for detailed calculations.

Q3 2018 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	September 30, 2018				TOTAL DEBT:			September 30, 2018
Total Assets per balance sheet	$6,114,070				Secured debt obligations			$24,995
Add: accumulated depreciation	848,280				Unsecured debt obligations:
Less: intangible assets, net	(38,177)				Unsecured debt			2,965,000
Total Assets	$6,924,173				Outstanding letters of credit			—
					Guarantees			24,735
					Derivatives at fair market value, net, if liability			—
					Total unsecured debt obligations:			2,989,735
TOTAL UNENCUMBERED ASSETS:	September 30, 2018				Total Debt			$3,014,730
Unencumbered real estate assets, gross	$6,262,917
Cash and cash equivalents	74,153
Land held for development	31,076
Property under development	289,228
Total Unencumbered Assets	$6,657,374

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	3RD QUARTER 2018		2ND QUARTER 2018		1ST QUARTER 2018	4TH QUARTER 2017		TRAILING TWELVE MONTHS
Adjusted EBITDA per bond documents	$157,899	(1)	$182,557	(1)	$135,080	$124,971	(2)	$600,507
Less: straight-line rental revenue	(3,079)		(2,060)		(1,874)	7,085		72
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$154,820		$180,497		$133,206	$132,056		$600,579

ANNUAL DEBT SERVICE:
Interest expense, gross	$36,360		$36,468		$36,646	$37,360		$146,834
Less: deferred financing fees amortization	(1,470)		(1,439)		(1,398)	(1,588)		(5,895)
ANNUAL DEBT SERVICE	$34,890		$35,029		$35,248	$35,772		$140,939

DEBT SERVICE COVERAGE	4.4		5.2		3.8	3.7		4.3

(1) Includes prepayment fees.
(2) Includes straight-line rental revenue write off and bad debt expense related to CLA and prepayment fees.

Q3 2018 Supplemental	Page 14

CAPITAL STRUCTURE AS OF SEPTEMBER 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY

SECURITY	SHARES OUTSTANDING	PRICE PER SHARE AT SEPTEMBER 30, 2018	LIQUIDIATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT SEPTEMBER 30, 2018	CONVERSION PRICE AT SEPTEMBER 30, 2018

Common shares	74,336,986	$68.41	N/A	(1)	N/A	N/A	N/A
Series C	5,399,050	$28.01	$134,976	5.750%	Y	0.3931	$63.60
Series E	3,447,381	$35.92	$86,185	9.000%	Y	0.4670	$53.53
Series G	6,000,000	$23.40	$150,000	5.750%	N	N/A	N/A

CALCULATION OF TOTAL MARKET CAPITALIZATION:

Common shares outstanding at September 30, 2018 multiplied by closing price at September 30, 2018				$5,085,393
Aggregate liquidation value of Series C preferred shares (2)				134,976
Aggregate liquidation value of Series E preferred shares (2)				86,185
Aggregate liquidation value of Series G preferred shares (2)				150,000
Net debt at September 30, 2018 (3)				2,915,841
Total consolidated market capitalization				$8,372,395

(1) Total monthly dividends declared in the third quarter of 2018 were $1.08 per share.
(2) Excludes accrued unpaid dividends at September 30, 2018.
(3) See pages 31 through 33 for definitions.

Q3 2018 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017
Net debt to total market capitalization	35%	37%	41%	37%	35%	33%

Net debt to gross assets	42%	44%	45%	44%	44%	42%

Net debt/Adjusted EBITDA (1)(2)	5.3	5.6	5.8	5.4	5.7	5.3

Adjusted net debt/Annualized adjusted EBITDA (3)(4)	5.3	5.5	5.6	5.4	5.4	5.1

Interest coverage ratio (5)	3.8	3.7	3.7	3.6	3.6	3.6

Fixed charge coverage ratio (5)	3.3	3.2	3.2	3.1	3.1	3.1

Debt service coverage ratio (5)	3.8	3.7	3.7	3.6	3.6	3.6

FFO payout ratio (6)	70%	59%	132%	96%	84%	89%

FFO as adjusted payout ratio (7)	68%	58%	86%	79%	81%	79%

AFFO payout ratio (8)	68%	57%	84%	72%	80%	80%

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

(5) See page 17 for detailed calculation.
(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q3 2018 Supplemental	Page 16

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017
Net income	$91,833	$91,581	$29,538	$65,563	$62,954	$80,535
Impairment charges	—	16,548	—	—	—	10,195
Transaction costs	1,101	405	609	135	113	218
Interest expense, gross	36,360	36,468	36,646	37,360	36,753	35,599
Litigation settlement expense	—	2,090	—	—	—	—
Depreciation and amortization	38,623	37,582	37,684	37,027	34,694	33,148
Share-based compensation expense
to management and trustees	3,687	3,817	3,791	3,576	3,605	3,503
Costs associated with loan refinancing or payoff	—	15	31,943	58	1,477	9
Interest cost capitalized	(2,697)	(2,294)	(2,244)	(2,046)	(2,492)	(2,550)
Straight-line rental revenue	(3,079)	(2,060)	(1,874)	7,085	(2,357)	(4,009)
Gain on early extinguishment of debt	—	—	—	—	—	(977)
Gain on sale of real estate	(2,215)	(473)	—	(13,480)	(997)	(25,461)
Gain on insurance recovery	—	—	—	—	—	(606)
Gain on sale of investment in direct financing leases	(5,514)	—	—	—	—	—
Prepayment fees	(20,026)	(47,293)	—	(834)	—	—
Deferred income tax expense (benefit)	92	235	428	(99)	227	50
Interest coverage amount	$138,165	$136,621	$136,521	$134,345	$133,977	$129,654

Interest expense, net	$33,576	$34,079	$34,337	$35,271	$34,194	$32,967
Interest income	87	95	65	43	67	82
Interest cost capitalized	2,697	2,294	2,244	2,046	2,492	2,550
Interest expense, gross	$36,360	$36,468	$36,646	$37,360	$36,753	$35,599

Interest coverage ratio	3.8	3.7	3.7	3.6	3.6	3.6

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$138,165	$136,621	$136,521	$134,345	$133,977	$129,654

Interest expense, gross	$36,360	$36,468	$36,646	$37,360	$36,753	$35,599
Preferred share dividends	6,036	6,036	6,036	6,438	5,951	5,952
Fixed charges	$42,396	$42,504	$42,682	$43,798	$42,704	$41,551

Fixed charge coverage ratio	3.3	3.2	3.2	3.1	3.1	3.1

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$138,165	$136,621	$136,521	$134,345	$133,977	$129,654
Interest expense, gross	$36,360	$36,468	$36,646	$37,360	$36,753	$35,599
Recurring principal payments	—	—	—	197	192	437
Debt service	$36,360	$36,468	$36,646	$37,557	$36,945	$36,036

Debt service coverage ratio	3.8	3.7	3.7	3.6	3.6	3.6
(1) See pages 31 through 33 for definitions. See Appendix on pages 34 through 41 for reconciliations of certain non-GAAP financial measures.

Q3 2018 Supplemental	Page 17

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
SUMMARY OF MORTGAGE NOTES RECEIVABLE	OPERATING SEGMENT	SEPTEMBER 30, 2018	DECEMBER 31, 2017
Mortgage note and related accrued interest receivable, 10.14%, reclassified to rental properties January 1, 2018 due to implementation of ASU 2017-05	Education	$—	$2,500
Mortgage note and related accrued interest receivable, 8.50%, reclassified to rental properties January 1, 2018 due to implementation of ASU 2017-05	Education	—	9,631
Mortgage notes, 7.25%, borrower exercised conversion option on February 16, 2018	Education	—	142,900
Mortgage note and related accrued interest receivable, 7.00%, prepaid in full March 12, 2018	Education	—	1,474
Mortgage note and related accrued interest receivable, 7.50%, prepaid in full March 26, 2018	Education	—	9,056
Mortgage notes, 8.50%, prepaid in full on September 27, 2018	Recreation	—	249,213
Mortgage note and related accrued interest receivable, 9.00%, due March 11, 2019	Education	1,454	1,454
Mortgage notes, 7.00% and 10.00%, due May 1, 2019	Recreation	176,209	174,265
Mortgage note, 7.00%, due December 20, 2021	Education	55,388	57,890
Mortgage note and related accrued interest receivable, 7.85%, due December 28, 2026	Recreation	5,803	5,803
Mortgage note and related accrued interest receivable, 7.85%, due January 3, 2027	Recreation	10,977	10,880
Mortgage note and related accrued interest receivable, 9.25%, due June 28, 2032	Entertainment	23,327	31,105
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	Education	5,047	5,173
Mortgage notes and related accrued interest receivable, 10.00%, due April 30, 2033	Education	33,058	33,269
Mortgage note, 11.31%, due July 1, 2033	Recreation	12,016	12,249
Mortgage note and related accrued interest receivable, 8.71% to 9.38%, due June 30, 2034	Education	8,806	8,711
Mortgage note and related accrued interest receivable, 9.50%, due August 31, 2034	Education	14,869	12,564
Mortgage note, 11.43%, due December 1, 2034	Recreation	51,050	51,050
Mortgage notes, 10.43%, due December 1, 2034	Recreation	37,562	37,562
Mortgage note, 10.88%, due December 1, 2034	Recreation	4,550	4,550
Mortgage note, 8.28%, due January 5, 2036	Recreation	21,000	21,000
Mortgage note, 10.25%, due May 31, 2036	Recreation	17,505	17,505
Mortgage note and related accrued interest receivable, 10.14%, due July 31, 2036	Education	6,364	6,304
Mortgage note, 9.75%, due August 1, 2036	Recreation	18,068	18,068
Mortgage note and related accrued interest receivable, 9.93%, due December 31, 2036	Education	9,839	9,838
Mortgage note and related accrued interest receivable, 8.67%, due April 30, 2037	Education	4,859	4,717
Mortgage note and related accrued interest receivable, 8.93%, due June 30, 2037	Education	4,152	4,111
Mortgage note and related accrued interest receivable, 8.67%, due July 31, 2037	Education	4,259	4,235
Mortgage note, 8.75%, due August 31, 2037	Education	20,302	11,330
Mortgage note and related accrued interest receivable, 8.80%, due September 30, 2037	Education	14,203	11,684
Mortgage note and related accrued interest receivable, 7.85%, due January 31, 2038	Recreation	10,360	—
Mortgage note and related accrued interest receivable, 7.50%, due October 27, 2038	Education	1,673	658
Total mortgage notes and related accrued interest receivable		$572,700	$970,749

Q3 2018 Supplemental	Page 18

CAPITAL SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)
2018 CAPITAL SPENDING	LOCATION	OPERATING SEGMENT	CAPITAL SPENDING THREE MONTHS ENDED SEPTEMBER 30, 2018	CAPITAL SPENDING NINE MONTHS ENDED SEPTEMBER 30, 2018
Development and redevelopment of megaplex theatres	various	Entertainment	$6,672	$33,170
Acquisition of a megaplex theatre	Conway, AR	Entertainment	—	7,495
Development of other entertainment and retail projects	various	Entertainment	3,991	19,348
Development of Topgolf golf entertainment facilities	various	Recreation	28,677	72,190
Additions to mortgage note and notes receivable for attractions	various	Recreation	62	916
Acquisition of an attraction	Pagosa Springs, CO	Recreation	—	36,394
Acquisition of a fitness facility	Fort Collins, CO	Recreation	—	7,812
Investment in mortgage notes receivable for a fitness facilities	various	Recreation	—	10,387
Investment in waterpark hotel for casino and resort project	Sullivan County, NY	Recreation	45,124	93,787
Development and redevelopment of recreation properties	various	Recreation	5	2,957
Development of public charter school properties	various	Education	14,417	29,765
Acquisition and development of early childhood education centers	various	Education	10,899	25,665
Investment in mortgage notes receivable for public charter schools	various	Education	6,641	14,718
Development of private school properties	various	Education	—	360
Investment in casino and resort project	Sullivan County, NY	Other	—	29
Total investment spending			$116,488	$354,993
Maintenance and other capital spending, net	various	n/a	539	10,763
Total capital spending			$117,027	$365,756

2018 DISPOSITIONS AND MORTGAGE NOTE PAYDOWNS	LOCATION	OPERATING SEGMENT	NET PROCEEDS THREE MONTHS ENDED SEPTEMBER 30, 2018	NET PROCEEDS NINE MONTHS ENDED SEPTEMBER 30, 2018
Mortgage note paydown	Chicago, IL	Entertainment	$—	$9,359
Sale of entertainment retail parcels	Warrenville, IL	Entertainment	—	4,202
Sale of excess land	Auburn, CA	Entertainment	—	65
Sale of undeveloped land	Ranson, WV	Entertainment	1,684	1,684
Mortgage note paydown	various	Recreation	94,913	316,261
Sale of excess land	Webster, TX	Recreation	—	293
Mortgage note paydown	various	Education	—	10,495
Sale of early education center	Wallingford, CT	Education	—	1,635
Sale of public charter school	Vista, CA	Education	11,957	11,957
Sale of excess land	Parker, CO	Education	44	44
Sale of public charter schools classified as direct financing leases	various	Education	43,447	43,447
Total dispositions and mortgage note paydowns (excluding recurring principal payments and including prepayment fees)			$152,045	$399,442

Q3 2018 Supplemental	Page 19

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT SEPTEMBER 30, 2018 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	SEPTEMBER 30, 2018		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	4TH QUARTER 2018	1ST QUARTER 2019	2ND QUARTER 2019	3RD QUARTER 2019	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Entertainment	$24,199	3	$3,655	$—	$—	$—	$—	$27,854	100%
Recreation (3)	238,428	6	41,667	44,500	30,142	10,142	6,353	371,232	100%
Education	11,780	4	5,600	4,500	3,882	1,000	—	26,762	100%
Total Build-to-Suit	274,407	13	$50,922	$49,000	$34,024	$11,142	$6,353	$425,848
Non Build-to-Suit Development	9,113
Resorts World Catskills	5,708
Total Property Under Development	$289,228

		SEPTEMBER 30, 2018	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	4TH QUARTER 2018	1ST QUARTER 2019	2ND QUARTER 2019	3RD QUARTER 2019	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 3RD QUARTER 2018
Entertainment		3	$23,818	$4,036	$—	$—	$—	$27,854	$2,785
Recreation		6	30,052	35,398	277,452	28,330	—	371,232	29,709
Education		4	10,784	—	15,978	—	—	26,762	30,906
Total Build-to-Suit		13	$64,654	$39,434	$293,430	$28,330	$—	$425,848	$63,400

	SEPTEMBER 30, 2018		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	4TH QUARTER 2018	1ST QUARTER 2019	2ND QUARTER 2019	3RD QUARTER 2019	THEREAFTER	TOTAL EXPECTED COSTS (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Recreation	—	—	—	—	—	—	—	—
Education	51,047	4	6,600	3,800	1,389	1,389	—	64,225
Total Build-to-Suit Mortgage Notes	51,047	4	$6,600	$3,800	$1,389	$1,389	$—	$64,225
Non Build-to-Suit Mortgage Notes	521,653
Total Mortgage Notes Receivable	$572,700

(1) This schedule includes only those properties for which the Company has commenced construction as of September 30, 2018.
(2) "Total Expected Costs" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation includes costs related to waterpark hotel at Resorts World Catskills.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q3 2018 Supplemental	Page 20

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$75,552	$36,215	$26,851	$2,287	$140,905	$—	$140,905
Other income	143	—	—	—	143	222	365
Mortgage and other financing income	612	29,678	4,849	—	35,139	—	35,139
Total revenue	76,307	65,893	31,700	2,287	176,187	222	176,409

Property operating expense	5,917	34	407	449	6,807	161	6,968
Other expense	—	118	—	—	118	—	118
Total investment expenses	5,917	152	407	449	6,925	161	7,086
General and administrative expense	—	—	—	—	—	(11,424)	(11,424)
Prepayment fees	—	(20,026)	—	—	(20,026)	—	(20,026)
Adjusted EBITDA (1)	$70,390	$45,715	$31,293	$1,838	$149,236	$(11,363)	$137,873
	47%	31%	21%	1%	100%

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(33,576)	(33,576)
Transaction costs						(1,101)	(1,101)
Depreciation and amortization						(38,623)	(38,623)
Equity in income from joint ventures						20	20
Gain on sale of real estate						2,215	2,215
Gain on sale of investment in direct financing leases						5,514	5,514
Income tax expense						(515)	(515)
Prepayment fees						20,026	20,026
Net income							91,833
Preferred dividend requirements						(6,036)	(6,036)
Net income available to common shareholders of EPR Properties							$85,797

(1) See pages 31 through 33 for definitions.

Q3 2018 Supplemental	Page 21

FINANCIAL INFORMATION BY SEGMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$225,040	$104,090	$74,885	$6,833	$410,848	$—	$410,848
Other income	147	62	—	—	209	1,432	1,641
Mortgage and other financing income	3,514	100,923	17,318	—	121,755	—	121,755
Total revenue	228,701	205,075	92,203	6,833	532,812	1,432	534,244

Property operating expense	17,962	91	1,880	1,452	21,385	481	21,866
Other expense	—	118	—	—	118	—	118
Total investment expenses	17,962	209	1,880	1,452	21,503	481	21,984
General and administrative expense	—	—	—	—	—	(36,724)	(36,724)
Prepayment fees	(1,359)	(65,960)	—	—	(67,319)	—	(67,319)
Adjusted EBITDA (1)	$209,380	$138,906	$90,323	$5,381	$443,990	$(35,773)	$408,217
	47%	31%	21%	1%	100%
Reconciliation to Consolidated Statements of Income:
Litigation settlement expense						(2,090)	(2,090)
Costs associated with loan refinancing or payoff						(31,958)	(31,958)
Interest expense, net						(101,992)	(101,992)
Transaction costs						(2,115)	(2,115)
Impairment charges						(16,548)	(16,548)
Depreciation and amortization						(113,889)	(113,889)
Equity in loss from joint ventures						(17)	(17)
Gain on sale of real estate						2,688	2,688
Gain on sale of investment in direct financing leases						5,514	5,514
Income tax expense						(2,177)	(2,177)
Prepayment fees						67,319	67,319
Net income							212,952
Preferred dividend requirements						(18,108)	(18,108)
Net income available to common shareholders of EPR Properties							$194,844
(1) See pages 31 through 33 for definitions.

Q3 2018 Supplemental	Page 22

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$70,621	$32,171	$21,479	$2,290	$126,561	$—	$126,561
Other income	2	—	—	—	2	520	522
Mortgage and other financing income	1,151	14,140	9,023	—	24,314	—	24,314
Total revenue	71,774	46,311	30,502	2,290	150,877	520	151,397

Property operating expense	5,680	29	119	327	6,155	185	6,340
Total investment expenses	5,680	29	119	327	6,155	185	6,340
General and administrative expense	—	—	—	—	—	(12,070)	(12,070)
Gain on insurance recovery (1)	—	—	—	—	—	—	—
Adjusted EBITDA (2)	$66,094	$46,282	$30,383	$1,963	$144,722	$(11,735)	$132,987
	46%	32%	21%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(1,477)	(1,477)
Interest expense, net						(34,194)	(34,194)
Transaction costs						(113)	(113)
Depreciation and amortization						(34,694)	(34,694)
Equity in income from joint ventures						35	35
Gain on sale of real estate						997	997
Income tax expense						(587)	(587)
Net income							62,954
Preferred dividend requirements						(5,951)	(5,951)
Net income available to common shareholders of EPR Properties							$57,003

(1) Included in other income. See reconciliation on page 39.
(2) See pages 31through 33 for definitions.

Q3 2018 Supplemental	Page 23

FINANCIAL INFORMATION BY SEGMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$208,864	$78,854	$66,169	$6,870	$360,757	$—	$360,757
Other income	614	—	1	—	615	1,903	2,518
Mortgage and other financing income	3,426	35,150	26,440	—	65,016	—	65,016
Total revenue	212,904	114,004	92,610	6,870	426,388	1,903	428,291

Property operating expense	17,060	86	151	1,020	18,317	445	18,762
Total investment expenses	17,060	86	151	1,020	18,317	445	18,762
General and administrative expense	—	—	—	—	—	(33,787)	(33,787)
Gain on insurance recovery (1)	(606)	—	—	—	(606)	—	(606)
Adjusted EBITDA (2)	$195,238	$113,918	$92,459	$5,850	$407,465	$(32,329)	$375,136
	48%	28%	23%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(1,491)	(1,491)
Gain on early extinguishment of debt						977	977
Interest expense, net						(97,853)	(97,853)
Transaction costs						(388)	(388)
Impairment charges						(10,195)	(10,195)
Depreciation and amortization						(95,919)	(95,919)
Equity in income from joint ventures						86	86
Gain on sale of real estate						28,462	28,462
Income tax expense						(2,016)	(2,016)
Gain on insurance recovery (1)						606	606
Net income							197,405
Preferred dividend requirements						(17,855)	(17,855)
Net income available to common shareholders of EPR Properties							$179,550

(1) Included in other income. See reconciliation on page 41.
(2) See pages 31 through 33 for definitions.

Q3 2018 Supplemental	Page 24

TOTAL INVESTMENT BY SEGMENT
AS OF SEPTEMBER 30, 2018 AND DECEMBER 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	As of September 30, 2018
	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$2,220,519	$1,397,676	$1,116,974	$156,786	$4,891,955
Add back accumulated depreciation on rental properties	655,440	104,963	87,877	—	848,280
Land held for development	4,457	—	9,805	16,814	31,076
Property under development	32,587	238,428	12,505	5,708	289,228
Mortgage notes and related accrued interest receivable, net	23,327	365,100	184,273	—	572,700
Investment in direct financing leases, net	—	—	20,495	—	20,495
Investment in joint ventures	5,018	—	—	—	5,018
Intangible assets, gross (1)	26,620	18,390	1,230	—	46,240
Notes receivable and related accrued interest receivable, net (1)	1,976	3,407	—	—	5,383
Total investments (2)	$2,969,944	$2,127,964	$1,433,159	$179,308	$6,710,375
% of total investments	44%	32%	21%	3%	100%

	As of December 31, 2017
	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$2,156,131	$1,347,562	$943,804	$156,734	$4,604,231
Add back accumulated depreciation on rental properties	606,670	73,128	61,536	—	741,334
Land held for development	4,457	—	12,420	16,815	33,692
Property under development	101,252	125,217	25,454	5,706	257,629
Mortgage notes and related accrued interest receivable, net	31,105	602,145	337,499	—	970,749
Investment in direct financing leases, net	—	—	57,903	—	57,903
Investment in joint ventures	5,602	—	—	—	5,602
Intangible assets, gross (1)	26,466	7,513	1,230	—	35,209
Notes receivable and related accrued interest receivable, net (1)	1,976	3,107	—	—	5,083
Total investments (2)	$2,933,659	$2,158,672	$1,439,846	$179,255	$6,711,432
% of total investments	44%	32%	21%	3%	100%

(1) Included in other assets in the consolidated balance sheets as of September 30, 2018 in the Company's Quarterly Report on Form 10-Q and December 31, 2017 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	9/30/2018	12/31/2017
Intangible assets, gross	$46,240	$35,209
Less: accumulated amortization on intangible assets	(8,063)	(6,340)
Notes receivable and related accrued interest receivable, net	5,383	5,083
Prepaid expenses and other current assets	59,097	75,056
Total other assets	$102,657	$109,008

(2) See pages 31 through 33 for definitions.

Q3 2018 Supplemental	Page 25

LEASE EXPIRATIONS
AS OF SEPTEMBER 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)
	MEGAPLEX THEATRES			RECREATION PORTFOLIO			EDUCATION PORTFOLIO
YEAR	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED SEPTEMBER 30, 2018 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED SEPTEMBER 30, 2018 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	FINANCING INCOME/RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED SEPTEMBER 30, 2018	% OF TOTAL REVENUE
2018	1	$1,375	—%	—	$—	—%	—	$—	—%
2019	2	5,109	1%	—	—	—%	—	—	—%
2020	3	3,979	1%	—	—	—%	—	—	—%
2021	8	11,140	2%	—	—	—%	—	—	—%
2022	10	20,426	3%	—	—	—%	—	—	—%
2023	9	21,270	3%	—	—	—%	1	310	—%
2024	14	28,085	4%	—	—	—%	1	3,097	—%
2025	5	9,862	2%	1	1,850	—%	—	—	—%
2026	8	16,556	2%	1	4,915	1%	—	—	—%
2027	17	23,744	3%	3	17,715	3%	4	2,987	—%
2028	14	27,176	4%	—	—	—%	1	61	—%
2029	10	12,486	2%	2	2,820	—%	—	—	—%
2030	17	21,460	3%	—	—	—%	—	—	—%
2031	15	24,520	4%	—	—	—%	10	3,955	1%
2032	5	4,842	1%	5	5,711	1%	6	7,400	1%
2033	9	6,147	1%	2	3,536	1%	7	5,417	1%
2034	2	1,977	—%	7	11,701	2%	14	23,490	4%
2035	2	2,297	—%	11	41,294	6%	14	8,514	1%
2036	2	2,393	—%	5	10,098	1%	14	14,592	2%
2037	3	7,726	1%	15	34,330	5%	16	6,853	1%
Thereafter	1	700	—%	6	4,092	1%	41	15,911	2%
	157	$253,270	37%	58	$138,062	21%	129	$92,587	13%

Note: This schedule relates to owned megaplex theatres, ski areas, attractions, golf entertainment complexes, public charter schools, early education centers and private schools only, which together represent approximately 71% of total revenue for the trailing twelve months ended September 30, 2018. This schedule excludes properties under construction, land held for development and investments in mortgage notes receivable.

(1) Consists of rental revenue and tenant reimbursements.

Q3 2018 Supplemental	Page 26

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED, DOLLARS IN THOUSANDS)

			PERCENTAGE OF TOTAL REVENUE (1)	PERCENTAGE OF TOTAL REVENUE (1)
			FOR THE THREE MONTHS ENDED	FOR THE NINE MONTHS ENDED
	CUSTOMERS	ASSET TYPE	SEPTEMBER 30, 2018	SEPTEMBER 30, 2018

1.	AMC Theatres	Entertainment	18.5%	18.6%
2.	Topgolf	Recreation	10.3%	10.0%
3.	Regal Entertainment Group	Entertainment	9.5%	9.2%
4.	Cinemark	Entertainment	6.0%	6.0%
5.	Camelback Resort	Recreation	3.7%	3.7%
6.	Basis Independent Schools	Education	3.2%	3.2%
7.	Southern Theatres	Entertainment	2.6%	2.6%
8.	Six Flags	Recreation	2.5%	0.5%
9.	Vail Resorts	Recreation	2.4%	2.4%
10.	Endeavor Schools	Education	2.3%	2.2%

	Total		61.0%	58.4%

(1) Excludes prepayment fees for three and nine months ended September 30, 2018

Q3 2018 Supplemental	Page 27

NET ASSET VALUE (NAV) COMPONENTS
AS OF SEPTEMBER 30, 2018
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)
ANNUALIZED CASH NET OPERATING INCOME (NOI) RUN RATE (FOR NAV CALCULATIONS) (1)
	OWNED	FINANCED	TOTAL
Megaplex	$227,288	$224	$227,512
ERC's/Retail	40,456	—	40,456
Other Entertainment	9,952	2,256	12,208
ENTERTAINMENT	277,696	2,480	280,176
Ski Areas	24,804	11,992	36,796
Attractions	53,204	14,064	67,268
Golf Entertainment Complexes	58,196	4,920	63,116
Other Recreation	5,648	2,116	7,764
RECREATION	141,852	33,092	174,944
Public Charter Schools	41,940	15,116	57,056
Early Childhood Education (4)	13,912	—	13,912
Private Schools	26,844	400	27,244
EDUCATION	82,696	15,516	98,212

ANNUALIZED CASH NOI RUN RATE	$502,244	$51,088	$553,332

OTHER NAV COMPONENTS
ASSETS		LIABILITIES
Property under development	$289,228	Long-term debt (5)		$2,989,995
Land held for development	31,076	Series G liquidation value		150,000
Resorts World Catskills land in-service	156,786	Accounts payable and accrued liabilities		138,829
Investment in joint ventures	5,018	Preferred dividends payable		6,036
Cash and cash equivalents	74,153	Unearned rents and interest (6)		35,116
Restricted cash	22,031
Accounts receivable, net (2)	34,272
Other assets (3)	42,539
Rental properties, net, related to CLA (4)	248,414

SHARES
Common shares outstanding	74,337
Effect of dilutive securities - share options	59
Effect of dilutive Series C preferred shares	2,122
Effect of dilutive Series E preferred shares	1,610
Diluted shares outstanding	78,128
(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 41 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended September 30, 2018 and excludes the "Other" segment related to Resorts World Catskills casino and resort project in Sullivan County, New York.
(2) Excludes straight-line receivable of $70.5 million.
(3) Excludes deferred tax assets of $11.1 million, deferred financing costs, net of $5.4 million, intangible assets, net of $38.2 million and notes and related accrued interest, net of $5.4 million.
(4) Includes no NOI related to CLA assets. CLA assets are disclosed at carrying value under other NAV components.
(5) Excludes deferred financing costs, net of $35.0 million.
(6) Excludes deferred rent liabilities related to portions of rental properties funded by tenants of $31.8 million and cash paid by tenants during construction of $23.4 million.

Q3 2018 Supplemental	Page 28

ANNUALIZED GAAP NET OPERATING INCOME
AS OF SEPTEMBER 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED GAAP NET OPERATING INCOME (NOI) RUN RATE (1)
	OWNED	FINANCED	TOTAL
Megaplex	$229,220	$224	$229,444
ERC's/Retail	39,240	—	39,240
Other Entertainment	10,212	2,280	12,492
ENTERTAINMENT	278,672	2,504	281,176

Ski Areas	25,012	11,992	37,004
Attractions	53,616	14,064	67,680
Golf Entertainment Complexes	59,964	4,920	64,884
Other Recreation	5,764	2,116	7,880
RECREATION	144,356	33,092	177,448

Public Charter Schools	49,068	17,672	66,740
Early Childhood Education (2)	17,484	80	17,564
Private Schools	29,872	456	30,328
EDUCATION	96,424	18,208	114,632

ANNUALIZED GAAP NOI RUN RATE	$519,452	$53,804	$573,256

(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 41 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended September 30, 2018 and excludes the "Other" segment related to Resorts World Catskills casino and resort project in Sullivan County, New York.
(2) Includes no NOI related to CLA assets.

Q3 2018 Supplemental	Page 29

GUIDANCE
(DOLLARS IN MILLIONS EXCEPT FOR PER SHARE INFORMATION)

MEASURE		2018 GUIDANCE
	YTD ACTUALS	CURRENT			PRIOR
Investment spending	$355.0	$500.0	to	$600.0	$450.0	to	$650.0
Disposition proceeds and mortgage note payoff	$399.4	$450.0	to	$500.0	$450.0	to	$500.0
Prepayment fees - entertainment and recreation properties (1)	$67.3	$67.3			$60.0	to	$64.0
Prepayment fees - education properties (1)	$—	$2.0	to	$3.0	$4.0	to	$5.0
Termination fees - education properties (2)	$1.9	$5.5	to	$7.5	$7.5	to	$11.5
Percentage rent and participating interest income	$5.7	$8.5	to	$9.5	$7.5	to	$8.5
General and administrative expense	$36.7	$48.0	to	$50.0	$48.0	to	$50.0

FFO per diluted share	$4.21	$5.47	to	$5.50	$5.40	to	$5.45
FFO as adjusted per diluted share	$4.70	$6.03	to	$6.09	$5.97	to	$6.07

RECONCILIATION FROM NET INCOME AVAILABLE TO COMMON SHAREHOLDERS OF EPR PROPERTIES (PER DILUTED SHARE):	YTD ACTUALS	2018 CURRENT GUIDANCE
Net income available to common shareholders of EPR Properties	$2.62	$3.47	to	$3.53
Gain on sale of real estate (2)	(0.04)	(0.13)	to	(0.16)
Gain on sale of investment in direct financing leases	(0.07)	(0.07)
Impairment of rental properties	0.22	0.22
Real estate depreciation and amortization	1.52	2.04
Allocated share of joint venture depreciation	—	—
Impact of Series C and Series E Dilution, if applicable	(0.04)	(0.06)
FFO available to common shareholders of EPR Properties	$4.21	$5.47	to	$5.50
Costs associated with loan refinancing or payoff	0.43	0.43
Transaction costs	0.03	0.06
Litigation settlement expense	0.03	0.03
Termination fees - education properties (2)	0.03	0.07	to	0.10
Deferred income tax expense	0.01	0.01
Impact of Series C and Series E Dilution, if applicable	(0.04)	(0.04)
FFO as adjusted available to common shareholders of EPR Properties	$4.70	$6.03	to	$6.09

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.
(1) Prepayment penalties received related to mortgage agreements are included in mortgage and other financing income per GAAP and are included in FFO and FFO as adjusted.
(2) Termination fees received related to leases where an operator exercises its option to purchase the property and terminates the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how other lease termination fees and fees received for early prepayment of mortgage notes receivable are reflected.

Q3 2018 Supplemental	Page 30

DEFINITIONS - NON-GAAP FINANCIAL MEASURES

EBITDAre
The National Association of Real Estate Investment Trusts (“NAREIT”) developed EBITDAre as a relative non-GAAP financial measure of REITs, independent of a company's capital structure, to provide a uniform basis to measure the enterprise value of a company. Pursuant to the definition of EBITDAre by the Board of Governors of NAREIT, the Company calculates EBITDAre as net income, computed in accordance with GAAP, excluding interest expense (net), income tax expense (benefit), depreciation and amortization, gains and losses from sales of depreciable operating properties, impairment losses of depreciable real estate, costs (gain) associated with loan refinancing or payoff, gain on early extinguishment of debt and adjustments for unconsolidated partnerships, joint ventures and other affiliates. Management provides EBITDAre herein because it believes this information is useful to investors as a supplemental performance measure as it can help facilitate comparisons of operating performance between periods and with other REITs. EBITDAre does not represent cash flow from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP.

ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
Management uses Adjusted EBITDA in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDA is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDA as EBITDAre (defined above) excluding gain on insurance recovery, retirement severance expense, litigation settlement expense, impairment of direct financing lease (allowance for lease loss portion), the provision for loan losses, transaction costs and prepayment fees and which is then multiplied by four to get an annual amount. For the three months and year ended December 31, 2017, Adjusted EBITDA was further adjusted to reflect zero Adjusted EBITDA related to one of our early education tenants, CLA. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items, which is then multiplied by four to get an annual amount.

The Company’s method of calculating Adjusted EBITDA and Annualized Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

NET DEBT AND ADJUSTED NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and cash and cash equivalents, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company's method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET DEBT TO ADJUSTED EBIDTA AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDA
Net Debt to Adjusted EBITDA and Adjusted Net Debt to Annualized Adjusted EBITDA are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and

Q3 2018 Supplemental	Page 31

covenant limitations. The Company's method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET OPERATING INCOME ("NOI") AND NOI RUN RATES
NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company's investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest, non-cash revenue and non-recurring adjustments to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest and non-recurring adjustments to provide a quarterly GAAP run rate of such measure. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

The Company's method of calculating NOI, Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
NAREIT developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted. Management believes it is useful to provide FFO as adjusted as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO as adjusted is FFO plus costs (gain) associated with loan refinancing or payoff, transaction costs, retirement severance expense, litigation settlement expense, preferred share redemption costs, termination fees associated with tenants' exercises of education properties buy-out options, impairment of direct financing lease (allowance for lease loss portion) and provision for loan losses, and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). FFO and FFO as adjusted are non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations, cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO costs (gain) associated with loan refinancing or payoff, net, transaction costs, retirement severance expense, litigation settlement expense, preferred share redemption costs, termination fees associated with tenants' exercises of education properties buy-out options, impairment

Q3 2018 Supplemental	Page 32

of direct financing lease (allowance for lease loss portion) and provision for loan losses, and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery, and deferred income tax benefit (expense); adding non-real estate depreciation and amortization, deferred financing fees amortization, share-based compensation expense to management and trustees and amortization of above market leases, net; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, and the non-cash portion of mortgage and other financing income. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), retirement severance expense, litigation settlement expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt, prepayment fees and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in direct financing leases, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.

Q3 2018 Supplemental	Page 33

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Third Quarter and Nine Months Ended September 30, 2018

Q3 2018 Supplemental	Page 34

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 17 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017

Net cash provided by operating activities	$151,134	$140,784	$108,964	$83,539	$120,099	$101,085

Equity in income (loss) from joint ventures	20	(88)	51	(14)	35	59
Distributions from joint ventures	—	(451)	(116)	—	—	—
Amortization of deferred financing costs	(1,470)	(1,439)	(1,398)	(1,588)	(1,598)	(1,525)
Amortization of above and below market leases, net and tenant allowances	55	55	417	66	55	31
Increase (decrease) in mortgage notes and related accrued interest receivable	596	1,219	(845)	408	1,040	(817)
Increase (decrease) in accounts receivable, net	7,995	9,222	(3,597)	1,354	(6,714)	(786)
Increase in direct financing lease receivable	99	203	198	205	199	407
(Decrease) increase in other assets	(1,272)	163	3,826	(534)	30	(952)
(Increase) decrease in accounts payable and accrued liabilities	(18,002)	(2,360)	9,118	(9,049)	1,689	(212)
(Increase) decrease in unearned rents and interest	(12,649)	1,997	(13,234)	18,258	(12,875)	3,106
Straight-line rental revenue	(3,079)	(2,060)	(1,874)	7,085	(2,357)	(4,009)
Interest expense, gross	36,360	36,468	36,646	37,360	36,753	35,599
Interest cost capitalized	(2,697)	(2,294)	(2,244)	(2,046)	(2,492)	(2,550)
Transaction costs	1,101	405	609	135	113	218
Prepayment fees	(20,026)	(47,293)	—	(834)	—	—
Litigation settlement expense	—	2,090	—	—	—	—
Interest coverage amount (1)	$138,165	$136,621	$136,521	$134,345	$133,977	$129,654

Net cash provided (used) by investing activities	$46,868	$67,920	$(106,916)	$(67,161)	$(286,428)	$(147,769)

Net cash (used) provided by financing activities	$(116,130)	$(234,550)	$(20,798)	$6,809	$106,889	$98,715

(1) See pages 31 through 33 for definitions.

Q3 2018 Supplemental	Page 35

RECONCILIATION OF QUARTERLY CASH NOI RUN RATE AND QUARTERLY GAAP NOI RUN RATE

Net Operating Income ("NOI"), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 28 and 29 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of our performance or to cash flows as a measure of our liquidity. The tables on pages 37 through 41 provide reconciliations of these non-GAAP measures with respect to each segment and property type and should be read in conjunction with the reconciliations on page 21 of our segment Adjusted EBITDA - continuing operations to our net income.

The following explanatory notes apply to the tables on pages 37 through 39.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.
(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.
(6) Non-recurring adjustments relate to termination fees, a gain from an insurance claim and a non-recurring revenue recovery.

Q3 2018 Supplemental	Page 36

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - OWNED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018
	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$57,621	$15,428	$2,646	$75,695	$6,304	$13,700	$14,770	$1,441	$36,215	$11,979	$7,292	$7,580	$26,851	$2,509	$141,270
Property operating expense	456	5,459	2	5,917	—	34	—	—	34	300	107	—	407	610	6,968
Other expense	—	—	—	—	—	118	—	—	118	—	—	—	—	—	118
Total investment expense	456	5,459	2	5,917	—	152	—	—	152	300	107	—	407	610	7,086
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(11,424)	(11,424)
Prepayment fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$57,165	$9,969	$2,644	$69,778	$6,304	$13,548	$14,770	$1,441	$36,063	$11,679	$7,185	$7,580	$26,444	$(9,525)	$122,760
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	11,424	11,424
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,899)	(1,899)
NOI	$57,165	$9,969	$2,644	$69,778	$6,304	$13,548	$14,770	$1,441	$36,063	$11,679	$7,185	$7,580	$26,444	$—	$132,285
Quarterly GAAP NOI run rate
NOI	$57,165	$9,969	$2,644	$69,778	$6,304	$13,548	$14,770	$1,441	$36,063	$11,679	$7,185	$7,580	$26,444	$—	$132,285
In-service adjustments (2)	166	—	(44)	122	—	34	138	—	172	538	(2,814)	—	(2,276)	—	(1,982)
Percentage rent/participation adjustments (3)	69	(157)	—	(88)	(51)	(296)	83	—	(264)	—	—	(112)	(112)	—	(464)
Non-recurring adjustments (6)	(95)	(2)	(47)	(144)	—	118	—	—	118	50	—	—	50	—	24
Quarterly GAAP NOI run rate	$57,305	$9,810	$2,553	$69,668	$6,253	$13,404	$14,991	$1,441	$36,089	$12,267	$4,371	$7,468	$24,106	$—	$129,863
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$229,220	$39,240	$10,212	$278,672	$25,012	$53,616	$59,964	$5,764	$144,356	$49,068	$17,484	$29,872	$96,424	$—	$519,452
Quarterly cash NOI run rate
NOI	$57,165	$9,969	$2,644	$69,778	$6,304	$13,548	$14,770	$1,441	$36,063	$11,679	$7,185	$7,580	$26,444	$—	$132,285
In-service adjustments (4)	(75)	—	—	(75)	—	—	112	—	112	542	(2,806)	41	(2,223)	—	(2,186)
Percentage rent/participation adjustments (3)	69	(157)	—	(88)	(51)	(296)	83	—	(264)	—	—	(112)	(112)	—	(464)
Non-recurring adjustments (6)	(95)	(2)	(47)	(144)	—	118	—	—	118	50	—	—	50	—	24
Non-cash revenue	(242)	304	(109)	(47)	(52)	(69)	(416)	(29)	(566)	(1,786)	(901)	(798)	(3,485)	—	(4,098)
Quarterly cash NOI run rate	56,822	10,114	2,488	69,424	6,201	13,301	14,549	1,412	35,463	10,485	3,478	6,711	20,674	—	125,561
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$227,288	$40,456	$9,952	$277,696	$24,804	$53,204	$58,196	$5,648	$141,852	$41,940	$13,912	$26,844	$82,696	$—	$502,244

Q3 2018 Supplemental	Page 37

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - FINANCED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018

	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$56	$—	$556	$612	$24,390	$3,529	$1,230	$529	$29,678	$4,744	$20	$85	$4,849	$—	$35,139
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	—	—	—	—	—	—	—		—	—	—	—	—	—	—
Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prepayment fee	—	—	—	—	(20,026)	—	—	—	(20,026)	—	—	—	—	—	(20,026)
Adjusted EBITDA	$56	$—	$556	$612	$4,364	$3,529	$1,230	$529	$9,652	$4,744	$20	$85	$4,849	$—	$15,113
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NOI	$56	$—	$556	$612	$4,364	$3,529	$1,230	$529	$9,652	$4,744	$20	$85	$4,849	$—	$15,113

Quarterly GAAP NOI run rate
NOI	$56	$—	$556	$612	$4,364	$3,529	$1,230	$529	$9,652	$4,744	$20	$85	$4,849	$—	$15,113
In-service adjustments (5)	—	—	—	—	(1,366)	—	—	—	(1,366)	(326)	—	29	(297)	—	(1,663)
Percentage rent/participation adjustments (3)	—	—	14	14	—	(13)	—	—	(13)	—	—	—	—	—	1
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Quarterly GAAP NOI run rate	$56	$—	$570	$626	$2,998	$3,516	$1,230	$529	$8,273	$4,418	$20	$114	$4,552	$—	$13,451
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$224	$—	$2,280	$2,504	$11,992	$14,064	$4,920	$2,116	$33,092	$17,672	$80	$456	$18,208	$—	$53,804
Quarterly cash NOI run rate
NOI	$56	$—	$556	$612	$4,364	$3,529	$1,230	$529	$9,652	$4,744	$20	$85	$4,849	$—	$15,113
In-service adjustments (5)	—	—	—	—	(1,361)	—	—	—	(1,361)	(313)	—	151	(162)	—	(1,523)
Percentage rent/participation adjustments (3)	—	—	14	14	—	(13)	—	—	(13)	—	—	—	—	—	1
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash revenue	—	—	(6)	(6)	(5)	—	—	—	(5)	(652)	(20)	(136)	(808)	—	(819)
Quarterly cash NOI run rate	56	—	564	620	2,998	3,516	1,230	529	8,273	3,779	—	100	3,879	—	12,772
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$224	$—	$2,256	$2,480	$11,992	$14,064	$4,920	$2,116	$33,092	$15,116	$—	$400	$15,516	$—	$51,088

Q3 2018 Supplemental	Page 38

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - TOTAL - OWNED AND FINANCED PROPERTIES (FOR NAV CALCULATIONS) - SUM OF PAGES 37 AND 38
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018
	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$57,677	$15,428	$3,202	$76,307	$30,694	$17,229	$16,000	$1,970	$65,893	$16,723	$7,312	$7,665	$31,700	$2,509	$176,409
Property operating expense	456	5,459	2	5,917	—	34	—	—	34	300	107	—	407	610	6,968
Other expense	—	—	—	—	—	118	—	—	118	—	—	—	—	—	118
Total investment expense	456	5,459	2	5,917	—	152	—	—	152	300	107	—	407	610	7,086
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(11,424)	(11,424)
Prepayment fee	—	—	—	—	(20,026)	—	—	—	(20,026)	—	—	—	—	—	(20,026)
Adjusted EBITDA	$57,221	$9,969	$3,200	$70,390	$10,668	$17,077	$16,000	$1,970	$45,715	$16,423	$7,205	$7,665	$31,293	$(9,525)	$137,873
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	11,424	11,424
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,899)	(1,899)
NOI	$57,221	$9,969	$3,200	$70,390	$10,668	$17,077	$16,000	$1,970	$45,715	$16,423	$7,205	$7,665	$31,293	$—	$147,398
Quarterly GAAP NOI run rate
NOI	$57,221	$9,969	$3,200	$70,390	$10,668	$17,077	$16,000	$1,970	$45,715	$16,423	$7,205	$7,665	$31,293	$—	$147,398
In-service adjustments (2) (5)	166	—	(44)	122	(1,366)	34	138	—	(1,194)	212	(2,814)	29	(2,573)	—	(3,645)
Percentage rent/participation adjustments (3)	69	(157)	14	(74)	(51)	(309)	83	—	(277)	—	—	(112)	(112)	—	(463)
Non-recurring adjustments (6)	(95)	(2)	(47)	(144)	—	118	—	—	118	50	—	—	50	—	24
Quarterly GAAP NOI run rate	$57,361	$9,810	$3,123	$70,294	$9,251	$16,920	$16,221	$1,970	$44,362	$16,685	$4,391	$7,582	$28,658	$—	$143,314
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$229,444	$39,240	$12,492	$281,176	$37,004	$67,680	$64,884	$7,880	$177,448	$66,740	$17,564	$30,328	$114,632	$—	$573,256
Quarterly cash NOI run rate
NOI	$57,221	$9,969	$3,200	$70,390	$10,668	$17,077	$16,000	$1,970	$45,715	$16,423	$7,205	$7,665	$31,293	$—	$147,398
In-service adjustments (4) (5)	(75)	—	—	(75)	(1,361)	—	112	—	(1,249)	229	(2,806)	192	(2,385)	—	(3,709)
Percentage rent/participation adjustments (3)	69	(157)	14	(74)	(51)	(309)	83	—	(277)	—	—	(112)	(112)	—	(463)
Non-recurring adjustments (6)	(95)	(2)	(47)	(144)	—	118	—	—	118	50	—	—	50	—	24
Non-cash revenue	(242)	304	(115)	(53)	(57)	(69)	(416)	(29)	(571)	(2,438)	(921)	(934)	(4,293)	—	(4,917)
Quarterly cash NOI run rate	56,878	10,114	3,052	70,044	9,199	16,817	15,779	1,941	43,736	14,264	3,478	6,811	24,553	—	138,333
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$227,512	$40,456	$12,208	$280,176	$36,796	$67,268	$63,116	$7,764	$174,944	$57,056	$13,912	$27,244	$98,212	$—	$553,332

Q3 2018 Supplemental	Page 39

RECONCILIATION OF EBITDAre, ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDA (5):	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017
Net income	$91,833	$91,581	$29,538	$65,563	$62,954	$80,535
Interest expense, net	33,576	34,079	34,337	35,271	34,194	32,967
Income tax expense	515	642	1,020	383	587	475
Depreciation and amortization	38,623	37,582	37,684	37,027	34,694	33,148
Gain on sale of real estate	(2,215)	(473)	—	(13,480)	(997)	(25,461)
Gain on sale of investment in direct financing leases	(5,514)	—	—	—	—	—
Impairment of rental properties	—	16,548	—	—	—	—
Impairment of direct financing leases - residual value portion (1)	—	—	—	—	—	2,897
Costs associated with loan refinancing or payoff	—	15	31,943	58	1,477	9
Gain on early extinguishment of debt	—	—	—	—	—	(977)
Equity in (income) loss from joint ventures	(20)	88	(51)	14	(35)	(59)
EBITDAre (4)	$156,798	$180,062	$134,471	$124,836	$132,874	$123,534
Gain on insurance recovery (2)	—	—	—	—	—	(606)
Litigation settlement expense	—	2,090	—	—	—	—
Impairment of direct financing leases - allowance for lease loss portion (1)	—	—	—	—	—	7,298
Transaction costs	1,101	405	609	135	113	218
Straight-line rental revenue write-off related to CLA (3)	—	—	—	9,010	—	—
Bad debt expense related to CLA (4)	—	—	—	6,003	—	—
Prepayment fees	(20,026)	(47,293)	—	(834)	—	—
Adjusted EBITDA (for the quarter)	$137,873	$135,264	$135,080	$139,150	$132,987	$130,444

Adjusted EBITDA (6)	$551,492	$541,056	$540,320	$556,600	$531,948	$521,776

ANNUALIZED ADJUSTED EBITDA (5):
Adjusted EBITDA (for the quarter)	$137,873	$135,264	$135,080	$139,150	$132,987	$130,444
Corporate/unallocated and other NOI (7)	(1,899)	(2,079)	(2,354)	(2,045)	(2,298)	(2,521)
In-service adjustments (8)	(3,645)	(1,785)	910	1,453	5,074	3,287
Percentage rent/participation adjustments (9)	(463)	517	973	(973)	(1,107)	(204)
Non-recurring adjustments (10)	24	(4)	(63)	(2,689)	(2)	(607)
Annualized Adjusted EBITDA (for the quarter)	$131,890	$131,913	$134,546	$134,896	$134,654	$130,399

Annualized Adjusted EBITDA (11)	$527,560	$527,652	$538,184	$539,584	$538,616	$521,596

See footnotes on following page.

Q3 2018 Supplemental	Page 40

RECONCILIATION OF ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017

(1) Impairment charges recognized during the three months ended June 30, 2017 total $10.2 million and related to our investment in direct financing leases, net, consisting of $2.9 million related to the residual value portion and $7.3 million related to the allowance for lease loss portion.

(2) Included in other income in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:
Income from settlement of foreign currency swap contracts	$215	$621	$554	$577	$520	$697
Fee income	—	—	62	—	1	—
Gain on insurance recovery	—	—	—	—	—	606
Miscellaneous income	150	25	14	—	1	1
Other income	$365	$646	$630	$577	$522	$1,304

(3) Included in rental revenue in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:
Minimum rent	$131,450	$129,371	$125,712	$123,208	$118,179	$113,723
Tenant reimbursements	3,655	3,758	3,991	4,131	3,734	3,941
Percentage rent	2,654	1,744	1,259	3,108	2,212	1,646
Straight-line rental revenue	3,079	2,060	1,874	1,925	2,357	4,009
Straight-line rental revenue write-off related to CLA	—	—	—	(9,010)	—	—
Other rental revenue	67	86	88	84	79	91
Rental revenue	$140,905	$137,019	$132,924	$123,446	$126,561	$123,410

(4) Included in property operating expense in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

Expenses related to the operations of our retail centers and other specialty properties	$6,663	$6,419	$6,607	$6,649	$5,961	$5,886
Bad debt expense	305	915	957	239	379	186
Bad debt expense related to CLA	—	—	—	6,003	—	—
Property operating expense	$6,968	$7,334	$7,564	$12,891	$6,340	$6,072

(5) See pages 31 through 33 for definitions.
(6) Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.
(7) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(8) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(9) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(10) Non-recurring adjustments relate to a gain from an insurance claim and a non-recurring revenue recovery.
(11) Annualized Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.

Q3 2018 Supplemental	Page 41